Exhibit 10.4

SECOND AMENDMENT TO

FIFTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Second Amendment to Fifth Amended and Restated Loan and Security Agreement (the “Second Amendment”) is made as of this 20th day of July, 2007 by and among

CASUAL MALE RETAIL GROUP, INC., and CMRG APPAREL, LLC (successor by conversion to DESIGNS APPAREL, INC.) (referred to individually as a “Borrower” and collectively as the “Borrowers”); and

CASUAL MALE RETAIL GROUP, INC., as Borrowers’ Representative for the Borrowers; and

BANK OF AMERICA, N.A., NATIONAL CITY BUSINESS CREDIT, INC., WELLS FARGO FOOTHILL, LLC, LASALLE RETAIL FINANCE, A DIVISION OF LASALLE BUSINESS CREDIT, INC., AGENT FOR STANDARD FEDERAL BANK NATIONAL ASSOCIATION, GENERAL ELECTRIC CAPITAL CORPORATION and JPMORGAN CHASE BANK (together with each of their successors and assigns, referred to individually as a “Revolving Credit Lender” and collectively as the “Revolving Credit Lenders”); and

BANK OF AMERICA, N.A., NATIONAL CITY BUSINESS CREDIT, INC., LASALLE RETAIL FINANCE, A DIVISION OF LASALLE BUSINESS CREDIT, AS AGENT FOR STANDARD FEDERAL BANK NATIONAL ASSOCIATION, and JPMORGAN CHASE BANK (together with each of their successors and assigns, referred to individually as a “Last Out Revolving Lender” and collectively as the “Last Out Revolving Lenders” and together with the Revolving Credit Lenders, hereinafter the “Lenders”); and

BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent for the Lenders; and

WELLS FARGO FOOTHILL, LLC, as Syndication Agent; and

NATIONAL CITY BUSINESS CREDIT, INC., as Documentation Agent (together with the Administrative Agent, Collateral Agent and Syndication Agent, the “Agents”).

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H

A.

Reference is made to the Fifth Amended and Restated Loan and Security Agreement dated as of December 28, 2006 by and among the Borrowers, the Borrowers’ Representative, the Lenders and the Agents, as amended by that certain Amendment dated July 11th , 2007, (as amended and in effect the “Credit Agreement”).

B.	The Borrowers have requested that the Agents and the Majority Lenders agree to amend the Credit Agreement to allow the Loan Parties to incur certain Indebtedness and grant certain Encumbrances.

C.	The Agents and the Majority Lenders, subject to the terms and conditions of this Second Amendment have agreed to modify the Credit Agreement.

Accordingly, the Agents, the Majority Lenders, the Loan Parties , and the Borrowers’ Representative agree as follows:

1.	Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

2.	Amendment to Credit Agreement.

a.	Article 1 of the Credit Agreement is amended by adding the following definitions in alphabetical order:

(i)	“BALC” means Bank of America Leasing & Capital, LLC, and its successors and assigns.

(ii)	“BALC Indebtedness” means Indebtedness pursuant to the BALC Loan Agreement in the aggregate principal amount not to exceed $20,000,000 less all principal payments made by the Borrowers to BALC pursuant to the terms thereof.

(iii)	“BALC Loan Agreement” means that certain Master Loan and Security Agreement and Equipment Security Note each dated as of July __, 2007 entered into among others BALC and Casual Male Retail Group, Inc., as each is in effect as of the date hereof.

(iv)	“BALC Equipment” means the Equipment specifically set forth on Exhibit 1.1(a) hereto.

b.	Article 1 of the Credit Agreement is amended as follows:

(i)	The definition of “Permitted Encumbrances” is amended by adding a clause (c) thereto which provides as follows:

(c)	Encumbrances on the BALC Equipment solely to the extent securing the BALC Indebtedness.

(ii)	The definition of “Permitted Indebtedness” is amended by adding a clause (j) thereto which provides as follows:

(j)	The BALC Indebtedness.

c.	Article 4 of the Credit Agreement is amended as follows:

(i)	Section 4.8(a) of the Credit Agreement is amended as follows:

(1)	The proviso set forth at the end of the first sentence of Section 4.8(a) is deleted in its entirety and replaced with the following:

provided, however, that the Loan Parties will not make, directly or indirectly, any payments or other distributions (whether in cash, securities, or other property) of or in respect of the Rochester Indebtedness, principal of or interest of any Subordinated Interest, or principal of or interest of the BALC Indebtedness, except for the following:

(ii)	Section 4.8(a) of the Credit Agreement is further amended by adding a new subclause (iv) thereto which reads as follows:

(iv) With respect to the BALC Indebtedness, regularly scheduled payments of interest, and principal, so long as of the date of such payment, and after giving effect thereto, there exists no Default.

3.	Ratification of Loan Documents. Except as otherwise provided for herein, the terms and conditions of the Credit Agreement and of the other Loan Documents remain in full force and effect, and each Loan Party hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of, and the warranties and representations set forth, therein.

4.	Subordination of Collateral Agent’s Security Interest in BALC Equipment. The Collateral Agent and Majority Lenders acknowledge and agree that the Collateral Agents’ security interest in the BALC Equipment shall be junior and subordinate to the BALC’s security interest in the BALC Equipment solely to the extent such security interest is a Permitted Encumbrances. Upon the request of BALC, the Collateral Agent shall execute such documents or file such UCC-3 amendments to evidence the foregoing subordination.

5.	Conditions Precedent to Effectiveness. This Second Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:

a.	This Second Amendment shall have been duly executed and delivered by the respective parties hereto, and, shall be in full force and effect.

b.	All action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this Second Amendment shall have been duly and effectively taken and evidence thereof satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.

c.	The Loan Parties shall have provided such additional instruments and documents to the Administrative Agent as the Administrative Agent and the Administrative Agent’s counsel may have reasonably requested.

6.	Miscellaneous.

a.	This Second Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

b.	This Second Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

c.	Any determination that any provision of this Second Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Second Amendment.

d.	The Loan Parties shall pay on demand all reasonable costs and expenses of the Administrative Agent, including, without limitation, reasonable attorneys’ fees in connection with the preparation, negotiation, execution and delivery of this Second Amendment.

e.	Each Loan Party warrants and represents that the Loan Party has consulted with independent legal counsel of each Loan Party’s selection in connection with this Second Amendment and is not relying on any representations or warranties of the Administrative Agent or its counsel in entering into this Second Amendment.

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IN WITNESS WHEREOF, the parties have duly executed this Second Amendment as of the day and year first above written.

CASUAL MALE RETAIL GROUP, INC., a Delaware corporation, as Borrower and Borrowers’ Representative

By:	/s/ Dennis R. Hernreich
Name: Dennis R. Hernreich Title: Executive Vice President, Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary

CMRG APPAREL, LLC, as Borrower

By:	/s/ Dennis R. Hernreich
Name: Dennis R. Hernreich Title: Executive Vice President, Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary

(“GUARANTORS”) CASUAL MALE CANADA INC.

By:	/s/ Dennis R. Hernreich
Name: Dennis R. Hernreich Title: Executive Vice President, Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary

CAPTURE, LLC

By:	/s/ Dennis R. Hernreich
Name: Dennis R. Hernreich Title: Executive Vice President, Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary

CASUAL MALE STORE, LLC

By:	/s/ Dennis R. Hernreich
Name: Dennis R. Hernreich Title: Executive Vice President, Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary

CASUAL MALE RETAIL STORE, LLC

By:	/s/ Dennis R. Hernreich
Name: Dennis R. Hernreich Title: Executive Vice President, Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary

CASUAL MALE DIRECT, LLC

By:	/s/ Dennis R. Hernreich
Name: Dennis R. Hernreich Title: Executive Vice President, Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary

CASUAL MALE RBT, LLC

By:	/s/ Dennis R. Hernreich
Name: Dennis R. Hernreich Title: Executive Vice President, Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary

CASUAL MALE RBT (U.K.) LLC

By:	/s/ Dennis R. Hernreich
Name: Dennis R. Hernreich Title: Executive Vice President, Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary

CANTON PL LIQUIDATING CORP.

By:	/s/ Dennis R. Hernreich
Name: Dennis R. Hernreich Title: Executive Vice President, Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary

THINK BIG PRODUCTS LLC

By:	/s/ Dennis R. Hernreich
Name: Dennis R. Hernreich Title: Executive Vice President, Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary

CASUAL MALE JAREDM LLC

By:	/s/ Dennis R. Hernreich
Name: Dennis R. Hernreich Title: Executive Vice President, Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary

CMXL, LLC

By:	/s/ Dennis R. Hernreich
Name: Dennis R. Hernreich Title: Executive Vice President, Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary

BANK OF AMERICA, N.A. (ADMINISTRATIVE AGENT, COLLATERAL AGENT, REVOLVING CREDIT LENDER AND LAST OUT REVOLVING LENDER)

By:	/s/ Kathleen A. Dimock
Name: Kathleen A. Dimock Title: Managing Director

NATIONAL CITY BUSINESS CREDIT, INC. (DOCUMENTATION AGENT, REVOLVING CREDIT LENDER AND LAST OUT REVOLVING LENDER)

By:	/s/ Kathryn C. Ellero
Name: Kathryn C. Ellero Title: Vice President

WELLS FARGO FOOTHILL, LLC (SYNDICATION AGENT AND REVOLVING CREDIT LENDER)

By:	/s/ Krista Wade
Name: Krista Wade Title: Assistant Vice President

LASALLE RETAIL FINANCE, a division of LaSalle Business Credit, as Agent for Standard Federal Bank National Association (REVOLVING CREDIT LENDER AND LAST OUT REVOLVING LENDER)

By:
Name: Title:

GENERAL ELECTRIC CAPITAL CORPORATION (REVOLVING CREDIT LENDER)

By:	/s/ Amanda J. Van Heyst
Name: Amanda J. Van Heyst Title: Duly Authorized Signatory

JPMORGAN CHASE BANK (REVOLVING CREDIT LENDER AND LAST OUT REVOLVING LENDER)

By:	/s/ Rana Singh
Name: Rana Singh Title: Assistant Vice President